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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 1, 2003
                                                          -------------

                                   BLYTH, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      1-13026               36-2984916
          --------                      -------               ----------
      (State or other                  (Commission          (IRS Employer
      jurisdiction of                  File Number)       Identification No.)
      incorporation)


              ONE EAST WEAVER STREET, GREENWICH, CONNECTICUT 06831
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (203) 661-1926
                                                           --------------

                                 Not Applicable
            --------------------------------------------------------
          (Former name or former address, if changed since last report)



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           Blyth, Inc.'s Current Report on Form 8-K dated April 9, 2003 is hereby amended and restated in its entirety to read as follows:

Item 5.    Other Events and Required FD Disclosure.

           On April 1, 2003, the Board of Directors of Blyth, Inc. (the "Company") unanimously approved the adoption of the Company's 2003 Long-Term Incentive Plan (the "Plan"), subject to stockholder approval. See Exhibit 10.1 attached hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

           10.1 Blyth, Inc. 2003 Long-Term Incentive Plan; the form of Plan attached to the Company's Current Report on Form 8-K dated April 9, 2003 incorrectly stated the number of shares of the Company's common stock, par value $0.02 per share ("Shares"), authorized for issuance under the Plan and the number of Shares that may be issued pursuant to options intended to qualify as incentive stock options. The attached form of Plan corrects those errors, corrects typographical errors in Sections 4(d) and 7 of the Plan and replaces the form of Plan attached to the Company's Current Report on Form 8-K dated April 9, 2003.






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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BLYTH, INC.



Date: April 17, 2003                       By: /s/ Bruce D. Kreiger
                                               --------------------------------
                                               Name:  Bruce D. Kreiger
                                               Title: Vice President & General
                                                      Counsel